News release Media Contact: Mary Ann Kabel 937-608-4030 • mary.kabel@aes.com PUCO approves settlement for AES Ohio’s Electric Security Plan to improve reliability and meet customer needs • AES Ohio will continue to have the lowest rates among investor-owned utilities in the state • Plan positions the Dayton region for strong economic growth Dayton, OH – August 9, 2023 – AES Ohio, a subsidiary of The AES Corporation (NYSE:AES) received approval from The Public Utilities Commission of Ohio (PUCO) for the Company's Electric Security Plan (ESP) settlement, a three-year comprehensive plan to invest in and upgrade its network, strengthen service reliability, provide greater safeguards for price stability and continue investments in local economic development. “Approval of the ESP settlement represents a significant milestone for AES Ohio to create meaningful reliability improvements while supporting customer needs and the rapid growth of the Dayton region,” said Ahmed Pasha, acting AES President, US Utilities. “We are appreciative of the efforts and collaboration among our stakeholders to reach this settlement for the benefit of our customers.” Customer programs • Increase educational outreach of utility assistance and low-income energy efficiency programs, prioritizing communities with a high percentage of disconnections. Translation needs will be addressed. • Over the three-year term of the ESP, AES Ohio will contribute $150,000 of shareholder funds to the Gift of Power program for emergency relief to customers facing disconnection due to financial hardship. • Elimination of the $25 Reconnection of Meter charge for customers with smart meters. • New and enhanced customer programs such as weatherization assistance, electric vehicles (EVs) and customer education. Economic development • Introduce new programs to address green energy and the growing electrification needs of customers. • Economic development incentives for new and existing customers to promote attracting or expanding business or manufacturing facilities. Bill impact • In December 2022, the PUCO issued an order in AES Ohio’s distribution rate case which sought approval to recover long-term investments in the reliability of its system. The order authorized an increase to take effect following approval of the AES Ohio Electric Security Plan.

News release • A residential customer using 1,000 kWh a month will see a $2.71 decrease from the ESP settlement, which will offset the distribution rate increase of $8.04 for a net increase of $5.33. This reflects a 3.4% increase for customers on AES Ohio's Standard Service Offer (SSO). Both the new ESP settlement and distribution rates will go into effect the first billing cycle in September. To learn more about AES Ohio’s Electric Security Plan, visit aes-ohio.com/esp. A copy of the filed order is available at https://dis.puc.state.oh.us/DocumentRecord.aspx?DocID=aac71e3c-39f0-4fa0-9979- fe1f2f2571dc. _____________ Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding management's intents, beliefs and current expectations and typically contain, but are not limited to, the terms "anticipate," "potential," "expect," "forecast," "target," "will," "intend," "believe," "project," "estimate," "plan" and similar words. Such forward-looking statements include, without limitation, statements with respect to timing and implementation of rates and revenue increases, infrastructure improvements, strategic objectives, business prospects, management’s expectations, and AES Ohio’s Electric Security Plan and its effects, including those on AES Ohio’s financial performance and condition. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES Ohio’s current expectations based on reasonable assumptions. Forecasted financial information is based on certain material assumptions. These assumptions include, but are not limited to, our expectations regarding timing of events, accurate projections of market conditions and regulatory rates, future interest rates, commodity prices, and continued operating performance and electricity volume at distribution companies, as well as achievements of planned productivity improvements and growth investments at expected rates of return. Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in DPL’s and AES Ohio’s filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the risks discussed under Item 1A: “Risk Factors” and Item 7: "Management’s Discussion & Analysis" in DPL’s and AES Ohio’s 2022 Annual Report on Form 10-K and in subsequent reports filed with the SEC. Readers are encouraged to read DPL’s and AES Ohio’s filings to learn more about the risk factors associated with DPL’s and AES Ohio’s businesses. DPL and AES Ohio undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any security holder who desires a copy of DPL’s and AES Ohio’s 2022 Annual Report on Form 10-K, or subsequent filings with the SEC, may obtain a copy (excluding the exhibits thereto) without charge by addressing a request to the Office of the Corporate Secretary, DPL Inc., 1065 Woodman Drive, Dayton, Ohio 45432. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. A copy of the Annual Report on Form 10-K may also be obtained by visiting AES Ohio’s website at aes-ohio.com/sec-filings. About AES Ohio AES Ohio is the principal subsidiary of DPL Inc. (DPL), a regional energy provider and an AES company. AES Ohio, a regulated electric utility, provides service to over 527,000 customers in West Central Ohio.

News release During its long history, AES Ohio has served its customers with the lowest rates in Ohio among investor- owned utilities. Connect with AES Ohio on Twitter, Facebook, and LinkedIn. Learn more about how AES Ohio is accelerating the future of energy, visit aes-ohio.com.